UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

_______________________

Date of Report: August 25, 2016 (Date of earliest event reported)

CAPSTONE THERAPEUTICS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-21214	86-0585310
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1275 West Washington Street, Suite 104, Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(602) 286-5520

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

On August 25, 2016, Capstone Therapeutics Corp. (OTCQB: CAPS) (“the Company”) and LipimetiX Development, Inc., the Company’s drug development joint venture (“JV”), issued a press release announcing that the JV’s Series B-1 preferred stock offering totaling $1,012,000 closed on August 25, 2016. Individual accredited investors and management participated in the financing. The Series B Preferred Stock and Warrant Purchase Agreement is furnished as Exhibits 10.1 to 10.5 to this Current report on Form 8-K and is incorporated by reference. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on form 8-K and is incorporated by reference.

This initial closing of the Series B-1 preferred stock offering resulted in the issuance of 94,537 shares of preferred stock, convertible to an equal number of the JV’s common stock at the election of the holders, and warrants to purchase an additional 33,088 shares of JV preferred stock, at an exercise price of $10.70, with a ten-year term. The preferred stock represents 7.8% of the post-closing common stock of the JV, on an as-converted basis and suggests an approximate $13.7 million post-money valuation. Following this initial Series B-1 closing, the Company owns 59.3% of the JV.

In connection with the Series B-1 financing, the JV entered into the Series B Preferred Stock and Warrant Purchase Agreement, furnished as Exhibit 10.1 to this Current report on Form 8-K. The Series B Preferred Stock and Warrant Purchase Agreement allows for issuance of up to an additional 45,640 Series B-1 preferred stock and 15,975 preferred stock warrants at the same terms as the current Series B-1 preferred stock and warrants, and up to 1,200,000 additional Series B-2 preferred stock, at terms yet to be determined. Series B preferred stock is a participating preferred stock. As a participating preferred, the preferred stock will earn a 5% cumulative dividend, payable only upon the election by the JV or in liquidation. Prior to the JV common stock holders receiving distributions, the participating preferred stockholders will receive their earned dividends and payback of their original investment. Subsequently, the participating preferred will participate in future distributions on an equal “as converted” share basis with common stock holders. The Series B preferred stock has “as converted” voting rights and other terms standard to a security of this nature.

Raising additional funds in the JV may or may not occur, and additional funds raised, if any, may not be sufficient for the JV to reach its development goals or create shareholder value, and may also contain terms or conditions that could significantly impact the Company’s investment value or ownership position.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	LipimetiX Development, Inc. Series B Preferred Stock and Warrant Purchase Agreement effective August 25, 2016.

10.2	Series B Preferred Stock and Warrant Purchase Agreement - Exhibit B – Form of Warrants

10.3	Series B Preferred Stock and Warrant Purchase Agreement - Exhibit C – Form of Amended and Restated Certificate of Incorporation of LipimetiX Development, Inc.

10.4	Series B Preferred Stock and Warrant Purchase Agreement - Exhibit F – Form of Registration Rights Agreement

10.5	Series B Preferred Stock and Warrant Purchase Agreement - Exhibit G - Form of Amended and Restated Stockholders Agreement among LipimetiX Development, Inc. and The Stockholders Named Herein

99.1	Press release dated August 25, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2016	CAPSTONE THERAPEUTICS CORP.

/s/ John M. Holliman, III
John M. Holliman, III
Executive Chairman and CEO